UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2024

BioMarin Pharmaceutical Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26727		68-0397820
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

770 Lindaro Street	San Rafael	California	94901
(Address of Principal Executive Offices)			(Zip Code)
(415) 506-6700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	BMRN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05 Costs Associated with Exit or Disposal Activities.

On August 23, 2024, BioMarin Pharmaceutical Inc. (“BioMarin” or the “Company”) committed to a plan to reduce its global workforce by approximately 225 employees. The Company decided to reduce its workforce in connection with organizational redesign efforts as well as the Company’s updated strategy for ROCTAVIAN and its decision to discontinue development of BMN 293, as previously announced by BioMarin on August 5, 2024. The Company estimates that it will incur aggregate pre-tax charges representing one-time cash expenditures for severance and other employee termination benefits of approximately $30 - $35 million, of which the majority is expected to be incurred during the second half of 2024. Impacted employees were notified by August 28, 2024, and workforce reductions are expected to be substantially completed by the end of 2024.

Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements about the business prospects of the Company, including, without limitation, statements regarding the Company’s organizational redesign; the Company’s updated strategy for ROCTAVIAN; discontinuation of the development of BMN 293; the number of employees impacted by the reduction in force; and the Company’s expectations regarding the estimated costs, the timing of such costs, and the timing of completion of the reduction in force.

These forward-looking statements are predictions and involve risks and uncertainties such that actual results may differ materially from these statements. These risks and uncertainties include, among others: the assumptions underlying the Company’s estimate of expenses associated with the reduction in force prove inaccurate; the Company incurs greater than estimated expenses in connection with the reduction in force; the Company’s business, financial condition or operating results are adversely affected by the organizational redesign, the reduction in force, or actions taken regarding ROCTAVIAN or BMN 293; and those factors detailed in BioMarin’s filings with the Securities and Exchange Commission (“SEC”), including, without limitation, the factors contained under the caption “Risk Factors” in BioMarin’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024 as such factors may be updated by any subsequent reports. Stockholders are urged not to place undue reliance on forward-looking statements, which speak only as of the date hereof. BioMarin is under no obligation, and expressly disclaims any obligation to update or alter any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BioMarin Pharmaceutical Inc., a Delaware corporation

Date: August 28, 2024	By:	/s/ G. Eric Davis
G. Eric Davis
Executive Vice President, Chief Legal Officer